Benefits	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Benefits
Benefits

We do not have our own employees. The employees supporting our operations are employees of DCP Midstream, LLC, for which we incur charges under the Services Agreement. All DCP Midstream, LLC employees who have reached the age of 18 and work at least 20 hours per week are eligible for participation in the 401(k) and retirement plan, to which a range of 4% to 7% of each eligible employee’s qualified earnings is contributed to the retirement plan, based on years of service. Effective on January 1, 2015, DCP Midstream, LLC added an automatic enrollment feature in the 401(k) plan, meaning all new employees are enrolled at a 6% contribution level. Employees can opt out of these contribution level or change it at any time. Additionally, DCP Midstream, LLC matches employees’ contributions in the 401(k) plan up to 6% of qualified earnings. During the years ended December 31, 2016, 2015 and 2014, we expensed plan contributions of $29 million, $32 million and $30 million, respectively.

DCP Midstream, LLC offers certain eligible executives the opportunity to participate in the EDC Plan. The EDC Plan allows participants to defer current compensation on a pre-tax basis and to receive tax deferred earnings on such contributions. The EDC Plan also has make-whole provisions for plan participants who may otherwise be limited in the amount that we can contribute to the 401(k) plan on the participant’s behalf.